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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):  April 7, 1998
                                                           -------------


                                 POPULAR, INC.
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             (Exact name of registrant as specified in its charter)


COMMONWEALTH OF PUERTO RICO       NO. 0-13818               NO. 66-0416582
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(State or other jurisdiction      (Commission               (IRS Employer
of incorporation)                 File Number)              Identification No.)



     209 MUNOZ RIVERA AVENUE
      HATO REY, PUERTO RICO                                       00918
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:  (787) 765-9800
                                                     --------------



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5.   Other Events

          On April 7, 1998, Popular, Inc. (the "Corporation") announced by way of a news release, its operational results for the quarter ended March 31, 1998. A copy of the Corporation's release, dated April 7, 1998, is attached hereto as Exhibit 99(a) and is hereby incorporated by reference.



Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c)  Exhibits

          99(a) News release, dated April 7, 1998, announcing the Corporation and subsidiaries earnings for the quarter ended March 31, 1998.
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                                   SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                               POPULAR, INC.
                                              ---------------
                                                (Registrant)







Date: April 8, 1998           By:   /s/ Amilcar L. Jordan
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                                 Name:  Amilcar L. Jordan, Esq.
                                 Title: Senior Vice President and Comptroller
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                                 Exhibit Index




Exhibit Number                Description

99(a)                         News release, dated April 7, 1998